-----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------
       Date of Report (Date of earliest event reported): February 15, 2002

                       PENNSYLVANIA COMMERCE BANCORP, INC.
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Pennsylvania                           25-1834776
  --------------------------------              -------------------
  (State or other jurisdiction of                (I.R.S. Employer
   incorporation or organization)               Identification No.)


                                    333-78445
                                ----------------
                                  (Commission
                                  file number)

         100 Senate Avenue, Camp Hill, Pennsylvania       17001-8599
 ------------------------------------------------------------------------------
          (Address of Principal Executive Offices)        (zip code)

                               GARY L. NALBANDIAN
                              President and C.E.O.
                       PENNSYLVANIA COMMERCE BANCORP, INC.
                                100 Senate Avenue
                              Post Office Box 8599
                       Camp Hill, Pennsylvania 17011-8599
                   ------------------------------------------
                         (Address of executive offices)

                                 (717) 975-5630
             ------------------------------------------------------
          (Telephone number, including area code, of agent for service)

ITEM 5.  OTHER EVENTS

     Effective February 15, 2002, Gary L. Nalbandian, the current Chairman of the Board of Directors of Pennsylvania Commerce Bancorp, Inc. (the "Registrant") and, its one wholly-owned bank subsidiary, Commerce Bank/Harrisburg, N. A. (the "Bank"), was elected to the additional positions of President and Chief Executive Officer of the Registrant and the Bank.

     The press release announcing the election is attached hereto as Exhibit 99.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Pennsylvania Commerce Bancorp, Inc.
                                             -----------------------------------
                                             (Registrant)



     Date: February 15, 2002                 /s/ Gary L. Nalbandian
                                             -----------------------------------
                                             Gary L. Nalbandian, President

EXHIBIT INDEX
EXHIBIT NO.              DESCRIPTION
----------------         --------------------

99                       Press Release of Pennsylvania Commerce Bancorp, Inc.
                         dated February 15, 2002.